UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 21, 2006

MICROISLET, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-32202	88-0408274
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6370 Nancy Ridge Drive, Suite 112 San Diego, California	92121
(Address of Principal Executive Offices)	Zip Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

We issued a press release on September 6, 2006 announcing that we are participating in the Oppenheimer & Co. Second Annual Diabetes Conference in New York City on September 21, 2006. We are scheduled to deliver a presentation at this conference, beginning at 11:30 a.m. Eastern time. The presentation will be webcast live at: http://www.internetvideochannel.com/oppenheimer/diabetes.asp. An archived version of the webcast will be available on this website until October 22, 2006. The slides we will present in the presentation are attached hereto as Exhibit 99.1.

The presentation slides include statements intended as "forward-looking statements," which are subject to the cautionary statement about forward-looking statements set forth therein.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

99.1  Slide presentation dated September 21, 2006

In accordance with General Instruction B.2. of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2006	MicroIslet, Inc. By: /s/ Kevin A. Hainley Kevin A. Hainley Interim Chief Financial Officer